ORGANIZATION AND NATURE OF OPERATIONS - Standby Equity Subscription Agreement (Details) - Standby Equity Subscription Agreement with Yorkville $ in Billions	Dec. 31, 2023 shares	Oct. 20, 2023 USD ($) D shares
ORGANIZATION AND NATURE OF OPERATIONS
Subscription amount | $		$ 1.0
Percentage of market price		97.50%
Number of trading days | D		5
Percentage of Outstanding ordinary shares		4.99%
Number of shares issued	4,726,669
Shares issued during period as commitment fee		800,000